Exhibit 99.1 Blackstone Secured Lending Fund Reports First Quarter 2023 Results NEW YORK — May 10, 2023 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its first quarter 2023 results. Brad Marshall and Jonathan Bock, Co-Chief Executive Officers of Blackstone Secured Lending Fund, said, “BXSL reported another quarter of robust results including strong credit performance, growth in net asset value, and rising investment income. BXSL’s net investment income again exceeded the quarterly dividend of $0.70 per share, which represents an annualized yield of 10.7% on first quarter net asset value, which was up from the prior quarter to $26.10. The quarterly dividend was increased 17% last quarter and has increased over 30% since the Fund’s IPO in late 2021 due to material growth in investment income and solid credit performance from its portfolio of predominantly first lien senior secured loans.” Dividend Declaration The Company’s Board of Trustees has declared a second quarter 2023 dividend of $0.70 per share to shareholders of record as of June 30, 2023, payable on or around July 27, 2023. Leadership Updates Additionally, the Company today announced that its Board of Trustees named four of its executives to leadership positions of the Company, effective as of the close of business on May 10, 2023. • Teddy Desloge has been named Chief Financial Officer of BXSL and Portfolio Manager. • Matt Alcide has been named Chief Accounting Officer of BXSL. • Kris Corbett has been named Controller and Treasurer of BXSL. • Stacy Wang has been named Head of Stakeholder Relations of BXSL. Marshall and Bock continued, Since our formation over four years ago, BXSL has emerged as a clear leader in the BDC space. Today's promotions are a testament to the significant contributions Teddy, Matt, Kris and Stacy have made to our success. These individuals are respected leaders in the industry and we appreciate their commitment to our shareholders. Naming the team to these leadership roles further demonstrates the confidence we have in our teammates as well as the depth of the talent within Blackstone Credit. Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 1 T 212 583 5000

Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1610895&tp_key=942bbd7160 Blackstone Secured Lending Fund issued a full detailed presentation of its first quarter 2023 results, which can be viewed at www.bxsl.com. For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private US companies. As of March 31, 2023, BXSL’s fair value of investments was approximately $9.6 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with $991 billion of assets under management as of March 31, 2023. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts Investors Media Stacy Wang, Head of Stakeholder Relations Mariel Seidman-Gati Blackstoneshareholderrelations@blackstone.com Mariel.seidmangati@blackstone.com 2 +1 888-756-8443 +1 917-698-1674

Blackstone Secured Lending Fund First Quarter 2023 Results MAY 10, 2023 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10-Q for the period ended March 31, 2023. Numbers are approximate and may not add up due to rounding.

BXSL HIGHLIGHTS § Powerful earnings expansion as ~98% floating rate portfolio benefits from higher interest rates. Net investment income of $0.93 per share in the quarter, up 3% from the prior quarter § Portfolio is well-positioned with investments in companies with solid fundamentals and only 1 issuer on non- accrual. BXSL is designed to protect capital in challenging times with a senior secured focus Earnings Momentum Dividend Growth Capital Protection Asset-liability profile positively correlated Increased dividend supported by strong Senior lending positions further insulated to rising rates earnings momentum by strong sponsor relationships 10.7% 97.9% 14.3% (2) (1) 1Q’23 dividend yield based on NAV First lien, senior secured debt 1Q’23 annualized NII return $0.93 $0.70 45.2% (4) 1Q’23 NII per share 1Q’23 dividend, up from $0.60 Loan-to-value Consistent, disciplined focus on low-leverage loans to strong sponsors +3% 133% 0.14% (3) (5) Quarter over quarter NII per share 1Q’23 Dividend Coverage Non-accrual debt investments Note: The information in this deck is as of March 31, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change. BXSL’s manager is a subsidiary of Blackstone. (1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period. (2) BXSL’s dividend yield is calculated as the declared 1Q’23 annualized dividend ($0.70) divided by the ending NAV per share on March 31, 2023 of $26.10. (3) Dividend coverage is calculated as 1Q’23 net investment income per share ($0.93) divided by 1Q’23 regular dividend per share ($0.70). (4) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan- to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most 4 recently available information. (5) Based on non-accrual debt as a percentage of cost of the portfolio. Based on the fair market value of the portfolio, it would be 0.07%.

FIRST QUARTER RESULTS § Net investment income of $149 million, or $0.93 per share in the quarter, up 3% from $0.90 in the prior quarter, and up 52% over the last 12 months § Net income of $139 million, or $0.86 per share in the quarter, up 13% from $0.76 in the prior quarter Earnings Summary (1) § Regular dividend of $0.70 per share, resulting in a dividend yield of 10.7% § Net asset value of $4.2 billion, or $26.10 per share at quarter-end (2) § Total return of 10.3% annualized inception to date and 3.4% for the quarter § Declared 17% dividend increase to $0.70 per share in 1Q’23 § Weighted average yield on debt investments at fair value of 11.4% at quarter-end, up from 10.7% as of prior quarter-end § New investment commitments in the quarter of $108 million at par Portfolio and Investment Activity § Proceeds from sales and repayments of $109 million which generated net realized gains on investments of $4.2 million in the quarter § Subsequent to quarter-end, one repayment resulted in over $200 million of proceeds § $1.2 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity) (3) § Leverage at quarter-end of 1.31x and average leverage of 1.33x Liquidity Update § 58% fixed rate, unsecured debt with a weighted average interest rate of 2.97% and a total cost of debt of 4.68% at a weighted average maturity of approximately 3.6 years (1) BXSL’s dividend yield is calculated as the declared 1Q’23 annualized dividend ($0.70) divided by the ending NAV per share on March 31, 2023 of $26.10. (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. (3) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. 5

BXSL FIRST QUARTER 2023 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	1Q'22	1Q'23	1Q'22 LTM	1Q'23 LTM
Operating results				
Net investment income	$ 103	$ 149	$ 379	$ 530
Net income	107	139	456	436
Net investment income per share	0.61	0.93	2.45	3.25
Net income per share	0.63	0.86	2.96	2.67
Regular dividends per share	0.53	0.70	2.06	2.43
Special dividends per share	0.25	-	0.25	0.40
Annualized net investment income return (1)	9.3%	14.3%	9.6%	12.4%
Total return based on NAV (2)	2.4%	3.4%	11.6%	11.2%
Portfolio activity				
New investment commitments, at par	$ 334	$ 108	$ 7,493	$ 884
New investment fundings	278	102	6,013	808
Investments sold and repaid	(133)	(109)	(2,231)	(1,150)

	3/31/2022	3/31/2023
Balance sheet		
Investments at fair value	$ 10,024	$ 9,626
Total debt outstanding (3)	5,637	5,452
Net asset value	4,434	4,190
Net asset value per share	26.13	26.10
Ending debt-to-equity (3)	1.28x	1.31x
Average debt-to-equity (3)	1.25x	1.33x
% First lien	97.6%	97.9%
Weighted average yield on debt and income producing investments, at fair value (4)	7.2%	11.4%
Number of portfolio companies	152	181

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

6

BXSL PORTFOLIO CHARACTERISTICS

97.9%
of investments in first lien, senior secured debt[(1)]

99.9%
of debt investments are floating rate[(1)]

$9.6B
investments at fair value

45.2%
Average loan to value (LTV)[(2)(3)]

181
portfolio companies

0.14%
non-accrual debt investments[(1)]

Portfolio Predominantly First Lien Debt[(1)]


Second Lien Debt 0.5%
Equity 1.6%
First Lien Debt 97.9%

Portfolio Company Weighted Average Revenue, EBITDA and LTV(%)[(3)]

($ in millions, unless otherwise noted)


$472
$704
$128
$179
44.3%
45.2%
1Q'22
1Q'23
Revenue
1Q'22
1Q'23
EBITDA (4)
1Q'22
1Q'23
Loan to Value (2)

(1) Based on non-accrual debt as a percentage of cost of the portfolio. Based on the fair market value of the portfolio, it would be 0.07%.
(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.
(4) EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization.

7

PRIVATE CREDIT MARKET TRENDS BY SIZE

- BXSL invests in the Upper Middle Market because we believe it provides the best risk-adjusted return
- Private credit market data from Lincoln International shows similar pricing trends for larger borrowers, yet greater growth and fewer defaults than that for smaller borrowers

Private Loans to Small and Large Companies Price Similarly…

Nominal Spread per Turn of Net Leverage in 2022[(1)] (in basis points)


155
153
Middle Market
Upper Middle Market (BXSL Focus)

… But Large Companies Grew 2x+ the Rate of Small Companies Last Year…

Year-over-Year Growth in 2022 EBITDA[(2)]


4%
10%
Middle Market
Upper Middle Market (BXSL Focus)

… And Large Companies Have Historically Defaulted Less Often

Average Quarterly Covenant Default Rate, 2018-2022[(3)]


14%
2%
Middle Market
Upper Middle Market (BXSL Focus)

Source: Lincoln International Proprietary Database. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk.

(1) Represented as the average 2022 quarterly ratio of average nominal spread (i.e., the contractual spread over a reference rate index such as LIBOR or SOFR) to median net leverage ratio for first-lien (including unitranche) and second-lien loans in the Lincoln proprietary database. Middle Market companies represented by those with fewer than $30 million EBITDA. Upper Middle Market companies represented by those with more than $100 million EBITDA.

(2) Data population only inclusive of companies in the Lincoln proprietary database for which both 2022 year-over-year revenue and EBITDA growth were recorded. Middle Market companies represented by those with fewer than $50 million EBITDA. Upper Middle Market companies represented by those with more than $100 million EBITDA.

(3) Represented as the average quarterly share of companies in the Lincoln default index that have breached at least one covenant for the period 2Q'18 through 4Q'22. Middle Market companies represented by those with fewer than $30 million EBITDA. Upper Middle Market companies represented by those with more than $100 million EBITDA.

8

BXSL PORTFOLIO CONSTRUCTION § Portfolio has broad diversity across industries with no issuer accounting for more than 4% of the portfolio § Broad industry representation with largest exposures in software, health care providers & services, and professional services (1,2) (1,3) Top Ten Portfolio Companies Top Ten Industries (as of March 31, 2023) (as of March 31, 2023) Medallia, 4% Guidehouse, 3% Software 15% Donuts, 3% Cambium, 3% Health Care Providers & Services 12% Snoopy Bidco, 3% JSS, 3% Professional Services 9% Stamps.com, 3% Commercial Services & Supplies 8% Corfin, 3% Insurance 8% Edifecs, 2% Bazaarvoice, 2% Distributors 5% Aerospace & Defense 5% Air Freight & Logistics 5% Health Care Technology 4% Transportation Infrastructure 4% Remainder of Portfolio 71% (171 portfolio companies) Amount may not sum due to rounding (1) Based on fair market value. 9 (2) 181 portfolio companies. (3) 35 individual industries.

PORTFOLIO COMPANY FUNDAMENTALS

- BXSL portfolio companies are generally larger, growing faster, and more profitable than the typical private credit borrower

~2x the Scale

LTM EBITDA


$80M
$179M
Private Credit Market(1)
BXSL

~3x the Growth

LTM EBITDA Growth Year-over-Year


5%
14%
Private Credit Market(2)
BXSL

~25% More Profitable

LTM EBITDA Margin


23%
29%
Private Credit Market(3)
BXSL

Private Credit Market benchmark figures are sourced from the Lincoln International Proprietary Database. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk. BXSL statistics as of March 31, 2023. Includes all private debt investments for which fair value is determined by BXSL's Board in conjunction with a third-party valuation firm and excludes quoted assets. BXSL amounts are weighted on fair market value of each respective investment. BXSL amounts were derived from the most recently available portfolio company financial statements (which are generally one quarter in arrears), have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure and is derived from negotiated credit agreements and subject to adjustments by BXC. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation, and amortization. EBITDA growth year-over-year may reflect some inorganic growth due to mergers and acquisitions (M&A). Average EBITDA growth for BXSL excludes companies that grew over 100% year-over-year due to M&A. EBITDA margin is the ratio of EBITDA-to-revenue.

(1) Average LTM EBITDA of issuer companies of loans in the Lincoln Senior Debt Index as of 1Q'23.

(2) Average LTM EBITDA Growth year-over-year of issuer companies of loans in the Lincoln proprietary database as of 1Q'23.

(3) Average LTM EBITDA Margin of issuer companies of loans in the Lincoln proprietary database as of 1Q'23.

10

BXSL DIVIDEND COVERAGE HISTORY § Regular dividend increased to $0.70 per share quarter over quarter (1) § Our dividend is exceeded by net investment income, with a dividend coverage ratio of 133% $0.93 $0.90 Quarterly Dividends Per Share $0.80 $0.78 $0.67 $0.67 $0.62 $0.63 $0.61 $0.30 $0.20 $0.58 $0.55 $0.53 $0.51 $0.25 $0.20 $0.70 $0.60 $0.60 $0.53 $0.53 $0.53 $0.50 $0.50 $0.50 $0.50 $0.50 $0.50 $0.50 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Regular Dividend Special Dividend Net Investment Income Quarterly Regular 9.2% 8.4% 8.0% 7.9% 7.8% 7.7% 7.6% 8.1% 8.1% 8.2% 9.3% 9.3% 10.7% Dividend (2) Yield Quarterly Regular 134% 102% 110% 156% 116% 106% 126% 126% 115% 117% 133% 150% 133% Dividend Coverage (1) Dividend coverage is calculated as net investment income per share ($0.93) divided by regular dividend per share ($0.70). 11 (2) Quarterly dividend yield is calculated as regular quarterly dividend (annualized) per share divided by the ending NAV per share.

BXSL SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

	1Q'22	1Q'23	1Q'22 LTM	1Q'23 LTM
Investment Income				
Interest Income	$ 171	$ 254	$ 654	$ 880
Payment-in-kind interest income	9	10	15	41
Dividend income	6	-	6	3
Fee Income	0	1	5	5
Total investment income	$ 186	$ 265	$ 680	$ 930
Operating Expenses				
Interest expense	$ 40	$ 67	$ 140	$ 230
Management fees	26	25	76	101
Income based incentive fees	21	30	74	106
Capital gains incentive fees	1	(2)	12	(14)
Other operating expenses	3	3	11	14
Total expenses	$ 91	$ 124	$ 313	$ 437
Management fee waived	(6)	(6)	(11)	(25)
Incentive fee waived	(3)	(4)	(5)	(15)
Expense Support	-	-	-	-
Recoupment of expense support	-	-	-	-
Net expenses before excise tax	**82**	**113**	**297**	**397**
Excise tax expense	1	3	4	3
Total expenses after excise tax	83	116	301	399
Net investment income	**$ 103**	**$ 149**	**$ 379**	**$ 530**
Net Realized and Unrealized Gains (Losses)				
Net realized gain (loss)	6	4	7	41
Net change in unrealized appreciation (depreciation)	(1)	(15)	71	(135)
Net realized and unrealized gains (losses)	**5**	**(10)**	**77**	**(94)**
Net increase (decrease) in net assets resulting from	**$ 107**	**$ 139**	**$ 456**	**$ 436**
Per Share Data[1]				
Net investment income (basic and diluted)	$ 0.61	$ 0.93	$ 2.45	$ 3.25
Earnings (loss) per share (basic and diluted)	0.63	0.86	2.96	2.67
Dividends declared per share (regular)	0.53	0.70	2.06	2.43
Dividends declared per share (special)	0.25	-	0.25	0.40
Weighted average shares outstanding (basic and diluted)	169,556,923	160,501,868	N/A	N/A

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

12

BXSL STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 3/31/2022 12/31/2022 3/31/2023 Assets Investments at fair value $ 10,024 $ 9,617 $ 9,626 Cash and cash equivalents 141 131 103 Interest receivable 77 98 78 Deferred financing costs 13 13 15 Receivable for investments 75 49 27 Other assets 0 - - Total Assets $ 10,331 $ 9,909 $ 9,848 Liabilities & Net Assets Debt (net of unamortized debt issuance costs) $ 5,637 $ 5,528 $ 5,452 Payable for investments purchased 50 20 7 Due to affiliates 7 11 14 Management fees payable 19 19 19 Income based incentive fee payable 18 25 26 Capital gains incentive fee payable 18 6 4 Interest payable 14 45 20 Distribution payable 132 96 112 Accrued expenses and other liabilities 0 1 4 Total Liabilities $ 5,897 $ 5,750 $ 5,657 Total Net Assets $ 4,434 $ 4,159 $ 4,190 Total Liabilities and Net Assets $ 10,331 $ 9,909 $ 9,848 Net Asset Value per share $ 26.13 $ 25.93 $ 26.10 13

BXSL FUNDING PROFILE § Well structured, diversified capital structure with significant available liquidity § Well positioned for current environment with 58% of liabilities unsecured, fixed rate at 2.97% and a low level of debt maturities with only 6% maturing within the next 2 years § BXSL maintains its investment grade corporate credit ratings: Baa3/Stable from Moody’s, BBB-/Stable from S&P, and (1) BBB-/Positive from Fitch Funding Profile ($ in millions) $103 Available Cash $1,065 75% Excess Borrowing Capacity of assets funded by unsecured debt and equity Unsecured Notes $3,200 (2.97% fixed) $1.2B Total of liquidity provides material Debt: capacity to the business $5,484 Asset Based Facilities $1,669 (SOFR + 1.70% - 2.53%) $6.6B of total committed debt Secured Revolver $615 (3) capacity (SOFR + 1.75% (+10bps CSA) ) 4.68% weighted average cost of Equity $4,190 (2) debt 3.6 years to weighted average maturity (1) As of March 31, 2023. (2) Weighted average interest rate is calculated by annualizing interest expense (Includes unused fees and the accretion of original issue discount) divided by average ending outstanding 14 debt for the quarter. (3) Interest rate is SOFR + 1.75% up to +1.875% (+10bps CSA) depending on borrowing base availability at the time of borrowing.

Supplemental Details 15

BXSL INVESTMENT ACTIVITY § Net funded investment activity of $(7) million in the quarter: – New investment commitments of $108 million at par, and investment fundings of $102 million – Proceeds from sales and repayments of $109 million Originations and Fundings Investment Activity Summary ($ in millions) ($ in millions, unless otherwise noted) 1Q'23 Investment commitments, at par $ 108 $334 $326 Investment fundings 102 $296 $278 $272 Investments sold (1) $235 Investments repaid (108) Net funded investment activity $ (7) $177 $175 Average new investment commitment $ 2 2 Number of new portfolio companies 5 $108 $102 Weighted average yield of new investment 12.6% (1) commitments Weighted average yield on investments fully sold or N/A (1) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 paid down Investment commitments Investment fundings (1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ 16 materially from the yields presented.

FIRST QUARTER 2023 NET ASSET VALUE BRIDGE $0.93 $26.10 $(0.70) $(0.06) $25.93 (1) (2) 12/31/22 NAV Net investment Regular dividends Net realized 3/31/23 NAV income declared and unrealized gain (loss) (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 17

BXSL SUMMARY OF OPERATING RESULTS - COMPARATIVE

($ in millions, except share and per share data)

	1Q'22	2Q'22	3Q'22	4Q'22	1Q'23
Investment Income					
Interest Income	$ 171	$ 175	$ 213	$ 237	$ 254
Payment-in-kind interest income	9	11	11	10	10
Dividend income	6	-	-	3	-
Fee Income	0	1	3	0	1
Total investment income	**$ 186**	**$ 187**	**$ 227**	**$ 251**	**$ 265**
Operating Expenses					
Interest expense	$ 40	$ 45	$ 55	$ 63	$ 67
Management fees	26	26	25	25	25
Income based incentive fees	21	21	26	29	30
Capital gains incentive fees	1	(4)	(5)	(3)	(2)
Other operating expenses	3	3	3	4	3
Total expenses	**$ 91**	**$ 91**	**$ 105**	**$ 118**	**$ 124**
Management fee waived	(6)	(6)	(6)	(6)	(6)
Incentive fee waived	(3)	(3)	(4)	(4)	(4)
Expense Support	-	-	-	-	-
Recoupment of expense support	-	-	-	-	-
Net expenses before excise tax	**82**	**82**	**95**	**107**	**113**
Excise tax expense	1	-	-	-	3
Total expenses after excise tax	**83**	**82**	**95**	**107**	**116**
Net investment income	**$ 103**	**$ 105**	**$ 132**	**$ 144**	**$ 149**
Net Realized and Unrealized Gains (Losses)					
Net realized gain (loss)	6	2	34	0	4
Net change in unrealized appreciation (depreciation)	(1)	(28)	(71)	(22)	(15)
Net realized and unrealized gains (losses)	**5**	**(26)**	**(36)**	**(22)**	**(10)**
Net increase (decrease) in net assets resulting from operations	**$ 107**	**$ 80**	**$ 96**	**$ 122**	**$ 139**
Per Share Data[(1)]					
Net investment income (basic and diluted)	$ 0.61	$ 0.62	$ 0.80	$ 0.90	$ 0.93
Earnings (loss) per share (basic and diluted)	0.63	0.47	0.58	0.76	0.86
Dividends declared per share (regular)	0.53	0.53	0.60	0.60	0.70
Dividends declared per share (special)	0.25	0.20	0.20	-	-
Weighted average shares outstanding (basic and diluted)	169,556,923	169,426,422	165,031,737	160,393,322	160,501,868

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

18

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	1Q'22	2Q'22	3Q'22	4Q'22	1Q'23
Operating results					
Net investment income	$ 103	$ 105	$ 132	$ 144	$ 149
Net income	107	80	96	122	139
Net investment income per share	0.61	0.62	0.80	0.90	0.93
Net income per share	0.63	0.47	0.58	0.76	0.86
Regular dividends per share	0.53	0.53	0.60	0.60	0.70
Special dividends per share	0.25	0.20	0.20	-	-
Annualized net investment income return (1)	9.3%	9.4%	12.4%	14.0%	14.3%
Quarterly total return based on NAV (2)	2.4%	1.9%	2.6%	3.0%	3.4%
Portfolio activity					
New investment commitments, at par	$ 334	$ 326	$ 272	$ 177	$ 108
New investment fundings	278	296	235	175	102
Investments sold and repaid	(133)	(214)	(608)	(219)	(109)

	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23
Balance sheet					
Investments at fair value	$ 10,024	$ 10,085	$ 9,672	$ 9,617	$ 9,626
Total debt outstanding (3)	5,637	5,788	5,513	5,528	5,452
Net asset value	4,434	4,355	4,169	4,159	4,190
Net asset value per share	26.13	25.89	25.76	25.93	26.10
Ending debt-to-equity (3)	1.28x	1.34x	1.33x	1.34x	1.31x
Average debt-to-equity (3)	1.25x	1.30x	1.34x	1.35x	1.33x
% First lien	97.6%	97.6%	97.9%	97.9%	97.9%
Weighted average yield on debt and income producing investments, at fair value (4)	7.2%	7.8%	9.1%	10.7%	11.4%
Number of portfolio companies	152	163	172	176	181

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

19

BXSL FUNDING SOURCES SUMMARY

- No debt maturities until July 2023
- $1.2B of liquidity in cash and undrawn debt as of March 31, 2023

($ in millions)

	Counterparty and Initial Date Entered	Interest Rate	Maturity Date	Principal Committed	Total Outstanding (Par)
Jackson Hole Funding	JPM - 11/16/18	SOFR + 2.525%	5/16/2025	$400	$360
Breckenridge Funding	BNP - 12/21/18	SOFR + 1.70% - 2.30%[(1)]	12/21/2026	$825	$810
Big Sky Funding	BOA - 12/10/19	SOFR + 1.80%[(2)]	9/30/2026	$500	$500
Revolving Credit Facility (Syndicated)	Citi - 6/15/20	SOFR + 1.75% (10bps CSA)[(3)]	6/28/2027	$1,625	$615
2023 Notes	7/15/2020	3.65%	7/14/2023	$400	$400
2026 Notes	10/23/2020	3.63%	1/15/2026	$800	$800
New 2026 Notes	3/16/2021	2.75%	9/16/2026	$700	$700
2027 Notes	7/23/2021	2.13%	2/15/2027	$650	$650
2028 Notes	9/30/2021	2.85%	9/30/2028	$650	$650
Total		**4.68%[(4)]**		**$6,550**	**$5,485**

(1) Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral.
(2) Until September 25, 2024. From and after September 25, 2024, a range between SOFR + 2.10% and SOFR + 2.45% per annum depending on the nature of the collateral securing the advances.
(3) Interest rate is SOFR + 1.75% up to +1.875% (+10bps CSA) depending on borrowing base availability at the time of borrowing.
(4) Weighted average interest rate is calculated by annualizing interest expense (Includes unused fees and the accretion of original issue discount) divided by average ending outstanding debt for the quarter.

20

Important Disclosure Information 21

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward- looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors includebut arenot limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 22